SUPPLEMENT DATED MARCH 29, 2004

TO PROSPECTUSES DATED MAY 1, 2003

FOR ALL-STAR FREEDOM, ALL-STAR, ALL-STAR EXTRA, and ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

THIS SUPPLEMENT AMENDS AND REPLACES THE SUPPLEMENT, DATED MARCH 10, 2004, TO THE ABOVE-CAPTIONED PROSPECTUSES.

This supplement contains information about the Liberty All-Star Equity Fund, Variable Series (the "Fund").

The Board of Trustees of Liberty Variable Investment Trust has voted to terminate the Fund and liquidate it. The Fund currently is scheduled to be liquidated on April 23, 2004. Effective immediately, you may transfer your investment in the corresponding Sub-account to any other Sub-account available under your Contract, and that transfer will not count against any of the limitations allowed annually under your Contract. On the date of the Fund's liquidation, if you still have an investment in the corresponding Sub-account it will be transferred to the Liberty Money Market Sub-account.

The Fund will not be available to any Contracts issued on or after April 1, 2004.